Supplement dated October 8, 1996 to GIT Equity Trust
Worldwide Growth Portfolio Prospectus dated July 31, 1996

The Worldwide Growth Portfolio is expected to purchase securities listed on foreign exchanges. Securities whose prices are quoted in foreign currencies are normally translated to U.S. dollars based on exchange rates at 4:00 p.m., London, England, time. Exchange rates had previously been determined at 1 p.m., Washington, DC time.